SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         October 8, 2009
                         Date of Report
                (Date of Earliest Event Reported)


                 CABINET ACQUISITION CORPORATION
     (Exact Name of Registrant as Specified in its Charter)


        Delaware           0-31389              52-2257550
   (State or other       (Commission          (IRS Employer
   jurisdiction          file Number)     Identification No.)
   of incorporation)

                   1830 South Alma School Road
                            Suite 114
                       Mesa, Arizona 85210

            (Address of Principal Executive Offices)


                      1504 R Street, N.W.
                     Washington, D.C. 20009
         (Former Address of Principal Executive Offices)


                          480/374-7451
                 (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On October 8, 2009, the Registrant issued 1,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at a purchase price of $.0001 per share.

ITEM 5.01 Changes in Control of Registrant

     On October 8, 2009, the following events occurred which resulted in a change of control of the Registrant:

     1. 500,000 shares of the total 1,000,000 outstanding shares of common stock of the Registrant were redeemed at par from the prior shareholders of the Registrant as follows:

                                      Shares redeemed     Shares remaining
      Pierce Mill Associates, Inc.       500,000              500,000

     2. The Registrant issued 3,000,000 shares of common stock at par to the following shareholders in the following amounts representing 85.8% of the total outstanding 3,500,000 shares of common stock:

                                Number of Shares        Percentage of Class
          Glenn Geller               1,000,000             28.6%
          Marla Beans                1,000,000             28.6%
          Michael Sinnwell, Jr.      1,000,000             28.6%

     3. New officers and directors were appointed and elected and the prior officer and director resigned.

     4. The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G on August 28, 2000 and updated by the Annual Reports on Form 10-K as filed, supplemented by the information contained in this report and as follows:

     The Registrant intends to acquire Nevada business, COA Holdings, Inc., which designs, develops and manages electronic financial card systems and the adaptation to business use for stored value card systems.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

     On October 8, 2009, James M. Cassidy resigned as the Registrant's president, secretary and sole director.

     On October 8, 2009, the following persons were appointed to the following offices of the Registrant:

          Glenn Geller                  President
          Marla Beans                   Chief Operating Officer
          Michael Sinnwell, Jr.         Chief Technology Officer
          Thomas F. Kelley              General Counsel, Secretary
          Gaden Griffin                 Vice President

     On October 8, 2009, the following persons were elected to the Board of Directors of the Registrant:

          Glenn Geller
          Marla Beans
          Michael Sinnwell, Jr.
          Tom Kelley
          Gaden Griffin

     Glenn E. Geller serves as the Registrant's President and a director. Mr. Geller is the president and a director of COA Holdings, Inc., a Nevada corporation. Mr. Geller has been involved in computer innovations from hardware to software including LAN, WAN, and wireless system development since the early 1990's. He was the founder and president of several companies related to computer Internet/networking design and management, and also was the lead network analyst and design consultant for several large firms at which he designed, installed, and managed large networking systems for major defense contractors, the Teamsters Union, various law firms,casinos, and major medical facilities. Mr. Geller specializes in the prepaid cash card industry and was the founder and president of several companies. Through his vast systems architecture knowledge, he has participated in the development of several innovative programs with MasterCard, Visa, and other international card associations, banks, and processors. Mr. Geller has extensive experience with the adaptation of technology to business use and has several U.S. patents pending for specific stored value card systems and business methods. His credentials include knowledge of many network business methods, protocols, operating systems, logic programming and back-office software. Mr. Geller attended the University of California, Irvine, and the University of Nevada, Las Vegas.

     Marla J. Beans serves as the Registrant's Chief Operating Officer and director. Ms. Beans is the chief operating officer and a director of COA Holdings, Inc., Nevada. Ms. Beans has worked in the Electronic Processing industry for over 15 years. Previously, Ms. Beans co-owned The Merchant Group, which later merged with Provident One Payment Systems. She served as president of Provident One Payment Systems, where she was responsible for solutions regarding hardware (POS and ATM), transaction processing, marketing services, data management, technical and maintenance programs, as well as credit card processing. Ms. Beans founded Allow Card of America in October, 2003. After several years of working in financial services, Ms. Beans recognized the need for improved fiscal responsibility among today's youth, and in response created Allow Card of America, Inc. Since that time, she has been instrumental in implementation of Card of America Payroll and General Spend card programs. As chief operating officer of COA Holdings,Ms. Beans currently facilitates everything from the growth and development of the organization from sales, operations and day-to-day responsibilities of each division. She was instrumental in implementing the preliminary development of an Affinity Marketing Program (AMP), taking Allow Card nationwide. Ms. Beans is strongly dedicated to the success of the program. She is confident that Allow
Card, with its Financial Literacy Lessons, will increase the financial knowledge and responsibility of today's younger generation.

     Michael J. Sinnwell, Jr. serves as the Registrant's Chief Technology Officer and a director. Mr. Sinnwell is the Chief Technology Officer and director of COA Holdings, Inc., Nevada. Mr. Sinnwell is a recognized industry expert with more than 17 years experience, including telecommunications, quality assurance, financial services, software development, and information technology. Mr. Sinnwell joined Allow Card after selling Sinnper, Inc., a company founded by Mr. Sinnwell to provide outsourced business services, including call center services, supply chain management, order fulfillment, networking, and security consulting. Mr. Sinnwell has conducted extensive training and provided consultations throughout the world in a variety of information technology areas. He is responsible for the Website Management and controls the total technology department at Allow Card. His innovative ideas and experience are putting the Allow Card production at the front of the industry.

     Thomas F. Kelley serves as the Registrant's general counsel and a director. Mr. Kelley is the General Counsel and secretary of COA Holdings, Inc., Nevada. He has substantial business and legal experience, especially in the areas of business formation, development and operations. Mr. Kelley received his Juris Doctor degree from William Mitchell College of Law, St. Paul, Minnesota. Mr. Kelley is a member of the bar of Arizona. Mr. Kelley received his Bachelor of Arts degree in Biology from Hamline University, St. Paul, Minnesota. At Hamline, Mr. Kelley received the prestigious Presidential Foundation Fellowship, a full academic scholarship and the Alsis Foundation Scholarship.

     Gaden Griffin serves as the Registrant's Vice President. Mr. Griffin is the Vice President for the Western United States for COA Holdings, Inc., Nevada. Mr. Griffin has more than 22 years experience in the financial industry. His background is extensive in the credit card acquiring industry where his key duties included building, managing and supporting banking and ISO relationships throughout the United States. Mr. Griffin played a vital and successful role in building and maintaining the national relationship with Nextel/Sprint while marketing a proprietary wireless credit card device in all major markets in the United States. Mr. Griffin worked for Zions First National Bank for 13 years managing merchant sales, business development and marketing for 35 branches within his region. Mr. Griffin and his region consistently placed in the top 5% in growth and revenue during his tenor at the bank. Mr. Griffin also has an extensive background in business ownership and development ranging from startup companies, real estate, lodging, to being part of the original ownership group that introduced professional arena football to the state of Utah.

     There are no agreements or understandings for the above-named officer or directors to resign at the request of any other person and the above-named officer and directors are not acting on behalf of nor will act at the direction of any other person.

                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              CABINET ACQUISITION CORPORATION

Date: October 8, 2009                   /s/ James M. Cassidy
                                            James M. Cassidy